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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     MAY 1, 2001
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                             GENESEE & WYOMING INC.
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               (Exact name of registrant as specified in charter)


DELAWARE                              0-20847                06-0984624
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(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)


66 FIELD POINT ROAD, GREENWICH, CONNECTICUT                  06830
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (203) 629-3722
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

        On May 1, 2001, the Registrant announced that its Board of Directors approved a three for two common stock split, to be effected in the form of a 50% common stock dividend, payable June 15, 2001, to shareholders of record as of May 31, 2001.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GENESEE & WYOMING INC.


Dated:  May 1, 2001                        By: /s/ Alan R. Harris
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                                                   Alan R. Harris
                                                   Senior Vice President